Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into as of March 21, 2025, by and among JEFFERIES CREDIT PARTNERS BDC INC., a Maryland corporation (the “Company”), CIBC BANK USA, as administrative agent (in such capacity, the “Administrative Agent”), and each of the financial institutions party to the Existing Credit Agreement referred to below (collectively, the “Lenders”).

RECITALS

A.
The Company, the Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of October 15, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time after the date hereof, is herein referred to as the “Amended Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Amended Credit Agreement, and the rules of construction set forth in Section 1.2 of the Amended Credit Agreement shall apply herein as if fully set forth herein, mutatis mutandis.

B. Pursuant to Section 15.1 of the Existing Credit Agreement, the Company, the Administrative Agent and each of the Lenders wish to amend the Existing Credit Agreement and increase the Revolving Commitment on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.
Amendments to the Existing Credit Agreement. Upon the occurrence of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definition to appear therein in appropriate alphabetical order:

“First Amendment Effective Date means March 21, 2025.”

(b) The definition of “Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender’s commitment to make Loans and to issue or participate in Letters of Credit is set forth on Annex A, and in the case of any Lender that becomes a Lender by assignment after the Closing Date, the amount of such Lender’s Commitment is as set forth in the applicable Assignment Agreement or joinder agreement, as applicable. The Administrative Agent shall have the right to amend and re-issue an updated version of Annex A to reflect any reduction to the Revolving Commitment effectuated pursuant to Section 6.1.1.”

(c) The definition of “Revolving Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitment means, as of the First Amendment Effective Date, $125,000,000, as such amount may be reduced from time to time pursuant to Section 6.1.”

(d) Section 6.1.3 of the Existing Credit Agreement is hereby deleted in its entirety.

(e) Section 10.26 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.26 Borrowing Base Certificate. The Company shall deliver to the Administrative Agent and the Lenders a Borrowing Base Certificate (a) in accordance with Section 12.2.2; and (b) within (i) five (5) Business Days following (x) the acceptance by the Company of a Capital Commitment of any additional or substitute Investor or (y) the effective date of any Investor transfer, redemption or withdrawal permitted under Section 10.28; (ii) three (3) Business Days of the date upon which a Capital Call is requested; (iii) three (3) Business Days of the date upon which the Company becomes aware of any Exclusion Event with respect to any Investor or any other event that reduces the Revolving Loan Availability (such as, by way of example, a deemed Capital Contribution), and (iv) ten (10) Business Days of the end of each month.

(f) Section 15.1.2(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable hereunder (provided that with respect to each exercise of Section 6.5 that results in a Facility Extension compliance with the consent requirements set forth in such section shall satisfy the consent requirements of this clause (b)) or change Section 6.1.2 or make any other change to this Agreement that would alter the pro rata sharing of payments required thereby, in each case without the written consent of each Lender directly affected thereby;

(f) Annex A (Lenders and Pro Rata Shares) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto.

(g) Schedule 2 (Collateral Accounts) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Annex B attached hereto.

2.
Representations and Warranties. The Company represents, warrants and certifies to the Secured Parties that:
(a)
(i) the execution and delivery by the Company of this Amendment, and its performance hereunder and under the Amended Credit Agreement, have been duly authorized by the Company; (ii) this Amendment and the Amended Credit Agreement each constitute the legal, valid and binding agreement and obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law); (iii) the resolutions of the board of directors of the Company, dated October 11, 2024, that were previously delivered to the Administrative Agent on October 15, 2024 authorize the Company’s entry into this Amendment and its performance of this Amendment and the Amended Credit Agreement and the transactions contemplated hereby and thereby, and such resolutions have not been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the First Amendment Effective Date and are the only resolutions adopted by the board of directors of the

Company now in force relating to the matters referred to therein; and (iv) there have been no amendments, restatements, supplements or other modifications to the Constituent Documents of the Company that were previously delivered to the Administrative Agent on October 15, 2024 pursuant to the Existing Credit Agreement, and all of such Constituent Documents remain in full force and effect as of the First Amendment Effective Date;
(b)
at the time of and immediately after giving effect to this Amendment, each of the representations and warranties of the Company set forth in the Amended Credit Agreement and the other Loan Documents are true and correct in all respects with the same effect on the First Amendment Effective Date as if made on such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date); and
(c)
at the time of and after giving effect to this Amendment, no Unmatured Event of Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or would immediately result from this Amendment and the transactions contemplated hereby.
3.
First Amendment Effective Date. This Amendment shall become effective on the date (the “First Amendment Effective Date”) upon which the Administrative Agent shall have received each of the following, dated as of the First Amendment Effective Date (if applicable) and in form and substance acceptable to the Administrative Agent:
(a)
Amendment. This Amendment, duly executed and delivered by each of the parties hereto;
(b)
Good Standing. With respect to the Company, a good standing certificate in its jurisdiction of incorporation or formation, certified to as of a recent date;

(c) Payment of Fees and Expenses. Payment in full by the Company of all fees and reasonable and documented out-of-pocket costs and expenses due to the Administrative Agent and the Lenders under the Loan Documents on or prior to the First Amendment Effective Date (including (i) a facility increase fee for the benefit of the Administrative Agent and the increasing Lender(s) in the amount of $113,972.60 (such amount being equal to 40 basis points (0.40%) of the incremental increase in the Revolving Commitment effectuated by this Amendment ($50,000,000), pro-rated for the remaining tenor of the facility), which facility increase fee shall be due and payable in full on the First Amendment Effective Date and shall be fully earned and non-refundable once paid and (ii) all Attorney Costs of the Administrative Agent to the extent invoiced prior to the First Amendment Effective Date).

4.
Reference to and Effect upon the Loan Documents.
(a)
The Company (i) affirms all of its obligations under the Loan Documents as modified hereby (including any such obligations that have been expanded, extended or amended hereby), and (ii) agrees that, except as specifically set forth herein, this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Company’s obligations under the Loan Documents. The Company (x) affirms that, except as specifically set forth herein, each of the Liens granted in or pursuant to the Collateral Documents in accordance with their terms (including, for the avoidance of doubt, those granted by the Company with respect to the Collateral Account prior to this Amendment) are valid and subsisting and shall continue to secure the obligations recited to be secured by such Collateral Documents in accordance with their terms, after giving effect to this Amendment, and (y) agrees that, except as specifically set forth herein, this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Collateral Documents (including, for the avoidance of doubt, those granted by the Company with respect to the Collateral Account prior to this Amendment).
(b)
Except as specifically amended hereby, the Existing Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith remain in full force and effect and are hereby ratified and confirmed in all respects.
(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any other Secured Party under the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, nor constitute a release, discharge or waiver of any provision of any such document, except as specifically set forth herein, and the failure of any Secured Party at any time or times hereafter to require strict performance by the Company of any provision of any Loan Document shall not waive, affect or diminish the right of the Secured Parties to thereafter demand strict compliance therewith.
(d)
Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement. This Amendment shall be deemed a Loan Document under the Amended Credit Agreement and all references to a “Loan Document” in the Amended Credit Agreement and the other Loan Documents shall be deemed to include this Amendment.
(e)
The execution and delivery of this Amendment shall not constitute a novation of any Debt or other Obligations owing to the Secured Parties under the Existing Credit Agreement or any other Loan Documents.
5.
Costs and Expenses. The Company hereby affirms its obligation under Section 15.5 of the Amended Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, execution, syndication, delivery and administration of this Amendment, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith.
6.
GOVERNING LAW; FORUM SELECTION AND CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. The provisions of Sections 15.19 and 15.20 of the Amended Credit Agreement are hereby incorporated herein by reference as if fully set forth herein, mutatis mutandis.
7.
Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.
8.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of the executed Amendment and any other documents executed in connection herewith that are maintained by the Administrative Agent and the Lenders shall deemed to be originals.
9.
Successors and Assigns. This Amendment shall be binding upon each of the undersigned and each of their respective successors and permitted assigns and shall inure to the benefit of each of the undersigned and the successors and permitted assigns of the Administrative Agent and the Lenders. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.
10.
Entire Agreement. This Amendment, together with the Amended Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section 5.3 of the Amended Credit Agreement) and any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.
11.
Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the parties hereto and rights of the Administrative Agent and the Lenders expressed herein and in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.
12.
Amendments. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

COMPANY:

JEFFERIES CREDIT PARTNERS BDC INC., a Maryland corporation

By: /s/ Adam Klepack
Name: Adam Klepack
Title: General Counsel and Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

CIBC BANK USA, as Administrative Agent and a Lender

By: /s/ A. James Catizone
Name: A. James Catizone
Title: Associate Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]